                                                                 EXHIBIT 10.2.6

                                OPTION AGREEMENT


               THIS OPTION AGREEMENT (the "Agreement"), dated as of March 13, 1997, is made by and between FM PRECISION GOLF CORP., a Delaware corporation (the "Company"), and CHRISTOPHER A. JOHNSTON ("Stockholder").

               WHEREAS, Stockholder is an Employee, Officer or Consultant of the Company; and

               WHEREAS, Stockholder has been granted a stock option (the "Stock Option") under the Company's 1997 Stock Option Plan (the "Plan"); and

               WHEREAS, the execution of an Option Agreement in the form hereof has been duly authorized by a resolution of the Board of Directors of the Company or the Stock Option Committee of the Board of Directors of the Company;

               NOW THEREFORE, the parties hereto, intending to be legally bound, agree as follows:


                                    ARTICLE I

                                   DEFINITIONS

               Section 1.1. Definitions. (a) Terms used herein and defined in the Plan shall have the meanings given to them in the Plan, and (b) the following terms, as used herein, have the following meanings:

               (b) Each of the following terms is defined in the Section opposite such term:

                     Term                                   Section
                     ----                                   -------

               Affiliate                                     Plan
               Board of Directors                            Plan
               Company                                       Preamble
               Company's Notice                              3.3.2
               Consultant                                    Plan
               Default Shares                                3.3.8
               Demand Registration                           4.1(a)
               Stockholder                                   Preamble
               Exercise Price                                2.1
               Fair Market Value                             3.4.5
               Family Members                                3.2.1(b)
               Management Offeree                            3.3.2
               Management Stockholder                        3.3.2
               Maximum Amount                                3.3.2

               Non-Management Offeree                        3.3.2
               Notice of Acceptance                          3.3.6
               Offering Stockholder                          3.3.1
               Officer                                       Plan
               Permitted Transferees                         3.2.1(b)
               Potential Purchasers                          3.3.11
               Pro Rata Share                                3.3.11
               Rule 144                                      4.1(b)
               Securities Act                                Plan
               Shares                                        Plan
               Stock Option                                  Preamble
               Stockholder's Estate                          3.2.1(a)
               Tax Offset Payment                            Plan
               Terminated Stockholder                        3.4.1
               Termination Closing                           3.4.4
               Termination Event                             3.4.1
               Termination Note                              3.4.4
               Termination Price                             3.4.2
               Termination Shares                            3.4.1
               Third Party Purchaser                         3.3.5
               Transfer                                      3.1
               Transfer Notice                               3.3.1
               Transfer Offerees                             3.3.6
               Transfer Price                                3.3.1
               Transfer Shares                               3.3.1

                                   ARTICLE II

                                 TERMS OF OPTION

               The option shall have the following terms:

               Section 2.1. Exercise Price. The Exercise Price shall be $1,000 per share (the "Exercise Price").

               Section 2.2. Payment. Upon exercise, Stockholder shall pay the Exercise Price by delivering to the Company funds in an amount sufficient to pay the Exercise Price together with any applicable taxes or withholdings.



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                                   ARTICLE III

                           RIGHTS AND OBLIGATIONS WITH
                               RESPECT TO TRANSFER

               Stockholder shall not sell, assign, pledge, encumber, or otherwise transfer, permit or suffer to exist any transfer of (hereinafter called simply "Transfer"), any legal or beneficial interest in the Shares except as expressly provided in this Agreement. In addition to the restrictions on Transfer of the Shares contained in or resulting from other provisions of this Agreement, no Transfer of any Shares shall be made by or on behalf of Stockholder unless the Board of Directors has determined that such Transfer is in compliance with the terms hereof and that the applicable Shares have been duly registered under all applicable federal and state securities laws pursuant to a then-effective registration which contemplates the proposed Transfer or unless the Company has received a written opinion of or, at the option of the Company, satisfactory to its legal counsel that the proposed Transfer so complies with the terms hereof and is exempt from such registration under all applicable federal and state securities laws.


                                   ARTICLE IV

                                INVESTMENT INTENT

               Section 4.1.  Investment Intent.

               (a) Stockholder represents and warrants that he is acquiring the Shares for investment, solely for his own account and not with a view to, or for resale in connection with, the distribution or other disposition thereof, except for such distribution and dispositions as are effected in compliance with the Securities Act and the rules and regulations thereunder and all applicable state securities or "blue-sky" laws. Stockholder agrees and acknowledges that he will not, directly or indirectly, offer, transfer, sell, assign, pledge, hypothecate or otherwise dispose of any part of his Shares, or solicit any offers to purchase, otherwise acquire or take a pledge of any part of his Shares, unless such offer, transfer, sale, assignment, pledge, hypothecation or other disposition or solicitation is either (i) pursuant to an effective registration statement under the Securities Act and registered under any applicable state securities or "blue-sky" laws, or (ii) effected only after the Company has been furnished with an opinion of counsel, which opinion and counsel shall be reasonably satisfactory to the Company, stating that no such registration is required because of the availability of an exemption from registration in effect thereunder and under applicable state securities or "blue-sky" laws.

               (b) Stockholder acknowledges and represents and warrants that he has been advised that (i) the issuance of his Shares has not been registered under the Securities Act or any state securities or "blue-sky" laws; (ii) his Shares must be held indefinitely and Stockholder must continue to bear the economic risk of his investment in the Company unless the Transfer of his Shares is subsequently registered under the Securities Act and any applicable state securities or "blue-sky" laws or an exemption from such registration is available; (iii) it is not anticipated that



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
there will be any public market for the Shares; (iv) Rule 144 promulgated under the Securities Act ("Rule 144") is not currently available with respect to sales of securities of the Company, and the Company has made no covenant to make such Rule 144 available; and (v) a restrictive legend in the form heretofore set forth shall be placed on any certificate representing the Shares.

               (c) Stockholder represents and warrants that (i) he is aware of the merits and risks of an investment in the Company as contemplated by this Agreement; (ii) he has such knowledge and experience in financial and business matters that he is capable of evaluating the merits and risks of this investment in the Company as contemplated by this Agreement; (iii) he understands that the Shares are a speculative investment that involves a high degree of risk of loss of his investment therein, that there are substantial restrictions on the transferability of the Shares and that for an indefinite period after the date hereof, there will be no public market for the Shares, and accordingly it may not be possible to liquidate his investment in the Company in case of emergency, if at all; and (iv) he is familiar with the business of the Company and understands and has evaluated all the risk factors related to an investment in the Company.


                                    ARTICLE V

                                  MISCELLANEOUS

         Section 5.1. Legends. The certificates evidencing the Shares shall bear the following legends in conspicuous type:

          THESE SHARES MAY NOT BE GIVEN, SOLD, PLEDGED, ASSIGNED OR OTHERWISE TRANSFERRED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT OR AN OPINION OF COUNSEL, IN FORM AND SUBSTANCE ACCEPTABLE TO THE COMPANY, TO THE EFFECT THAT THESE SHARES MAY BE SO TRANSFERRED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT.

         Section 5.2. No Right of Employment. Neither this Agreement nor any exercise of any rights granted pursuant hereto shall create, or be construed or deemed to create, any right of employment in favor of Stockholder or any other person by the Company or any of its Subsidiaries.

         Section 5.3. Recapitalizations, Exchanges, Etc. The provisions of this Agreement shall apply, to the fullest extent set forth herein with respect to the Shares, to any and all shares of capital stock of the Company or any successor or assign of the Company (whether by merger, consolidation, sale of assets or otherwise) that may be issued in respect of, in exchange for, or in substitution of, Shares and shall be appropriately adjusted for any stock dividends, splits, reverse splits, combinations, recapitalizations and the like occurring after the date hereof. Subject only to the provisions of the preceding sentence, nothing contained in this Agreement shall prohibit or restrict the Company from taking any corporate action, including, without limitation, declaring



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any dividend (whether in cash or stock) or engaging in any corporate transaction of any kind, including, without limitation, any merger, consolidation, liquidation or sale of assets.

               Section 5.4. Availability of Equitable Remedies. Stockholder and the Company acknowledge that a breach of the provisions of this Agreement could not be adequately compensated by money damages. Accordingly, either party hereto or beneficiary hereof shall be entitled, in addition to any other right or remedy available to it, to an injunction restraining such breach or threatened breach and to specific performance of any such provision of this Agreement, and in either case no bond or security shall be required in connection therewith.

               Section 5.5. Waiver. No purported waiver by either party of any default by the other party of any term or provision contained herein shall be deemed to be a waiver of such term or provision unless the waiver is in writing and signed by the waiving party. No such waiver shall in any event be deemed a waiver of any subsequent default under the same or any other term or provision contained herein.

               Section 5.6. Entire Agreement. This Agreement and the Exhibits attached hereto set forth the entire understanding between the parties concerning the subject matter of this Agreement and incorporate all prior negotiations and understandings. There are no covenants, promises, agreements, conditions or understandings, either oral or written, between them relating to the subject matter of this Agreement other than those set forth herein. No representation or warranty has been made by or on behalf of any party to this Agreement (or any officer, director, employee or agent thereof) to induce the other party to enter into this Agreement or to abide by or consummate any transactions contemplated by any terms of this Agreement, except representations and warranties, if any, expressly set forth herein. No alteration, amendment, change or addition to this Agreement shall be binding upon either party unless in writing and signed by the party to be charged.

               Section 5.7. No Partnership. Nothing contained in this Agreement shall be deemed or construed by the parties hereto or by any third person to create the relationship of principal and agent or of partnership or of joint venture.

               Section 5.8. Successors. Each and all of the provisions of this Agreement shall be binding upon and inure to the benefit of the parties hereto, and except as otherwise specifically provided in this Agreement, their respective heirs, legal representatives, successors and assigns, provided, however, that neither this Agreement nor any rights herein granted may be assigned, transferred or encumbered by either party.

               Section 5.9. Notices. Any consent, waiver, notice, demand, request or other instrument required or permitted to be given under this Agreement shall be in writing and be deemed to have been properly given when delivered in person or sent by certified or registered United States mail, return receipt requested, postage prepaid, addressed, if to Stockholder, to his address set forth under his signature hereto; and



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
       If to the Company:
       FM Precision Golf Corp.
       535 Migeon Avenue
       Torrington, Connecticut  06790
       Attn.:  President

       with copies to:
       Kenneth J. Warren, Esq.               Christopher A. Johnston
       2109 W. Fifth Avenue, Suite C         3490 Clubhouse Drive, Suite 102
       Columbus, Ohio  43212                 Jackson, Wyoming  83001

Either party may change its address for notices by notice in the manner set forth above.

         Section 5.10. Captions. The captions and section numbers appearing in this Agreement are inserted only as a matter of convenience. They do not define, limit, construe or describe the scope or intent of the provisions of this Agreement.

         Section 5.11. Partial Invalidity. If any term or provision of this Agreement, or the application thereof to any person, firm, corporation or circumstance, shall be invalid or unenforceable, the remainder of this Agreement, or the application of such term or provision to persons, firms, corporations or circumstances other than those as to which it is held invalid, shall be unaffected thereby and each term or provision of this Agreement shall be valid and be enforced to the fullest extent permitted by law.

         Section 5.12. Governing Law. This Agreement shall be governed and construed by the provisions hereof and in accordance with the laws of the State of Delaware applicable to agreements to be performed in the State of Delaware.

         Section 5.13. Counterparts. This Agreement may be executed in counterparts, each of which when executed by the parties hereto shall be deemed an original and all of which together shall be deemed the same Agreement.

         Section 5.14. Arbitration. Any controversy or claim arising out of or relating to this Agreement or the breach of any term or provision hereof, shall be settled by arbitration in the City of Torrington, State of Connecticut, in accordance with the Rules of the American Arbitration Association and judgment upon the award rendered by the Arbitrator(s) may be entered in any Court having jurisdiction thereof. The Arbitrator(s) sitting in any controversy shall have no power to alter or modify any express provision of this Agreement, or to make any award which by the terms effects any such alteration or modification.



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
         The parties hereto have caused this Agreement to be executed as of the day and year first above written.

                                    FM PRECISION GOLF CORP.


                                    By:
                                        ------------------------------------
                                          Christopher A. Johnston, President



                                    STOCKHOLDER


                                    ------------------------------------
                                       CHRISTOPHER A. JOHNSTON
                                       Address:    2784 Teton Pines Drive
                                                   Jackson, Wyoming  83001


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